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                           MFS(R) INSTITUTIONAL TRUST

                   MFS(R) INSTITUTIONAL LARGE CAP GROWTH FUND

                      Supplement to the Current Prospectus


The description of portfolio managers for the MFS(R) Institutional Large Cap Growth Fund, under the "Management of the Funds" section of the prospectus, is hereby restated as follows:

Stephen Pesek, a Senior Vice President of the Adviser, has been employed in the investment management area of the Adviser since 1994 and has been a portfolio manager of the fund since 1999. Thomas D. Barrett, a Vice President of the Adviser, has been employed in the investment management area of the Adviser since 1996. Prior to joining MFS in 1996, Mr. Barrett had been an Assistant Vice President and Equity Research Analyst with The Boston Company Asset Management, Inc. Mr. Barrett became a portfolio manager of the fund effective May 1, 2000.


                   The date of this Supplement is May 1, 2000.